                                     CENTURY
                                     SHARES
                                      TRUST


                           SIXTY-EIGHTH ANNUAL REPORT
                               DECEMBER 31, 1995

                             CENTURY SHARES TRUST

                              One Liberty Square
                         Boston, Massachusetts 02109
                         617-482-3060   800-321-1928

                             Shareholder Hotline
                             -------------------
                                 800-303-1928

--------------------------------------------------------------------------------
                              INVESTMENT OBJECTIVES

  Organized in 1928, Century Shares Trust (the "Trust") operates as a diversified open-end management investment company. It is a no-load mutual fund, which means that its shares are offered by the Trust at net asset value without sales charge. The investment objective of the Trust is long-term growth of principal and income, obtained through investment in a diversified portfolio of common stocks, or securities convertible into common stocks, of insurance companies and banks, insurance brokers, and other companies providing services to, or closely related to, insurance companies and banks.

--------------------------------------------------------------------------------
                               20-YEAR HIGHLIGHTS
              Total Returns: December 31, 1975 - December 31, 1995

  Century Shares Trust*                                        +1576%
  Standard & Poor's 500 Stock Index                            +1432
  Lipper Growth and Income Funds Average                       +1400
  Long-Term Government Bonds                                   + 630
  Inflation                                                    + 186
  Gold                                                         + 176
  *Full details and notes are shown on Page 7.

--------------------------------------------------------------------------------

DEAR FELLOW SHAREHOLDERS:
1995 was an extraordinary year for the Trust and for the stock market as a whole. At such times, it is especially important to reexamine goals and strategy.

SETTING THE GOAL
When the Trust's present management assumed day-to-day responsibility in 1976, we set a goal of producing exceptional long-term total returns by owning companies which had demonstrated the ability to grow per share book value plus dividends at an annual compound growth rate of 15% over five-year periods. The twenty years since then have seen wide fluctuations in interest rates, double-digit inflation in the late 1970s, highly favorable securities markets during the 1980s; and, in our area of specialization -- insurance -- endless concerns about a wide variety of issues. Widespread lack of investor recognition of the intrinsic values inherent in insurance securities has been the norm. What many investors have not fully appreciated is the consistently competitive performance produced by the well-managed insurance enterprises in which we have concentrated the Trust's investments. Highlighted below are investment results for various periods over the past twenty years. Full details and important notes are shown on page 7.

       ANNUALIZED COMPOUND RETURNS FOR PERIODS ENDED DECEMBER 31, 1995

                        1 YEAR     5 YEARS     10 YEARS    15 YEARS    20 YEARS
                        ------     -------     --------    --------    --------

Century Shares Trust   +35.2%      +16.7%      +12.7%      +15.6%      +15.1%
Lipper Growth and
 Income Funds Average  +30.8       +15.5       +12.8       +13.7       +14.5
Standard and Poor's
 500 Stock Index       +37.6       +16.6       +14.9       +14.8       +14.6

IMPLEMENTING THE STRATEGY
What counts for all of us as investors is how to continue to capitalize on opportunities in the future. As long-time shareholders know, we are investors, not traders. We firmly believe that the most effective strategy is to invest in the best managements, regardless of their particular focus. Seeking out the companies with the best managements, our investment research efforts are both quantitative and qualitative. Our investment adviser's extensive data base includes virtually every significant publicly-traded company related to the insurance industry. We meet regularly with the managements of companies we own, as well as with many others which might be included in the future. Combining these approaches gives us an important competitive advantage.

While we often have commented on the absolutely essential role insurance plays in both the domestic and global economies, we rarely have seen such an exciting period of fundamental upheaval and opportunity as is the case today. Enormous changes are occurring in the worldwide distribution of insurance products and services, to both businesses and individuals. Major consolidations are taking place among large companies, with well-known brand name companies disappearing or changing shape dramatically. Technology is making it possible to serve customers faster and better and allowing entrepreneurs to develop new business approaches that both challenge and change the ways of the past. We believe that there will be increasing differentiation between companies with well-defined business strategies and those which fail to sharpen their focus. Such differentiations should create significant investment opportunities.

COMPETITIVE RETURNS
During the last prior period of relatively low inflation (1950s-60s), the stocks of well-run insurance companies often sold at a premium valuation to market multiples. While we cannot predict when such a positive change in perceptions will occur, we can restate our conviction that well-managed insurance enterprises will continue to provide competitive returns.

                                                  For the Trustees,

                                              /s/ Allan W. Fulkerson
                                                  Allan W. Fulkerson
                                                  Chairman
February 9, 1996

PERSPECTIVE

As the statistics throughout this report indicate, insurance is a rapidly growing segment of the domestic economy. The industry's superior growth has been maintained during the past twenty years despite dramatic changes in the economic environment, demographics and technology. These growth characteristics, combined with relatively low valuations, have attracted a host of savvy investors including Warren Buffett and Kohlberg Kravis Roberts & Co., a well-known buyout firm.

                      ECONOMIC AND FINANCIAL COMPARISONS

                                                   1975              1995 (EST.)
U.S. ECONOMY                                       ----              -----------
  Gross Domestic Product ($billions)              1,586                 7,113
  Gross Federal Debt ($billions)                    544                 4,989
  Prime Rate (%)                                    7.9                   8.5
  Yield on Long-Term Government Bonds (%)           7.2                   5.9

U.S. INSURANCE INDUSTRY PROFILE
  Total Assets ($billions)                          377                 2,900
  Total Revenues ($billions)                        132                   795
  Number of U.S. Insurance Companies              4,632                 5,750

CENTURY SHARES TRUST PORTFOLIO COMPANY PROFILE
  5-year compound growth of per share
    book value + dividends (%)                      8.8                  17.0
  Approximate CST P/E as % of S&P 500 P/E          95.3                  82.5
  Approximate CST market to book value
   as % of S&P 500 ratio                           92.0                  69.1
  % of companies raising dividends                   61                    92

                RESTRUCTURING HIGHLIGHTS 1995 INSURANCE EVENTS

BUSINESS FOCUS
  Aetna exits the property and casualty business to focus on health, retirement and international operations.
  AON Corporation sells Union Fidelity and Life of Virginia to GE Capital to focus on its insurance brokerage and services.

CONSOLIDATION
  CNA Financial Corporation acquires Continental Corporation.
  Connecticut Mutual and Massachusetts Mutual combine as do New England Mutual Life and Metropolitan Life.

INVESTMENTS
  Berkshire Hathaway Corp. bids $2.3 billion to increase its GEICO holdings to 100%.
  Kohlberg Kravis Roberts & Co. proposes a $2.7 billion acquisition of Xerox Corp.'s insurance operations.

INTERNATIONAL TRANSACTIONS AND EVENTS
  General Re acquires Cologne Re.
  Zurich Insurance purchases Kemper and Home Insurance.
  Lloyd's of London's plan to reorganize and reinsure past environmental and other liabilities into a new vehicle moves forward to possible resolution.

MAJOR CHANGES -- MAJOR DIFFERENCES

  The driving force behind most of the consolidation activity currently taking place in the insurance industry is the fact that many companies throughout the world have poor earnings prospects and/or relatively weak balance sheets. As such, they become targets for acquirers or turnaround artists, particularly if their market prices have lagged behind industry norms.

  Anticipating if, and especially when, such underperformers may become the subject of takeover bids or may succeed in turning themselves around has been a frustrating and low return investment strategy in most periods. Recognizing how difficult it is to turn around companies that have suffered for decades, the Trust's holdings are concentrated among the stronger entities in the insurance industry -- companies that are well-positioned now. Such enterprises can continue to move ahead aggressively while the "restructurers" must pause and lose more ground in order to fix problems.

  The following graphs compare 1994 profitability for the Trust's portfolio companies against the aggregate results of 176 other companies in our data base including virtually all other significant publicly owned insurers.

                 THE TRUST'S HOLDINGS -- SUPERIOR PROFITABILITY

Pretax Profit Margins          Net Income as % of Assets       Return on Equity

CST        OTHERS              CST      OTHERS                 CST      OTHERS
---        ------              ---      ------                 ---      ------
16.7%      6.6%                3.6%     1.2%                   16.6%    8.0%

1994 results for Century Shares Trust holdings weighted according to the market value of securities held in the Trust's portfolio as of December 31, 1995.

1994 aggregate results for the remaining companies in the insurance industry sample.

  The companies selected for the Trust's portfolio outperform their peers by wide margins. While our holdings have proportionately more property-casualty and less life-health business than the industry sample, that does not explain the differences. Management is the answer. Superior management does what is necessary to get on top and stay there. That is why our companies outperform their competitors year in and year out. Moreover, the results achieved by top-flight insurers stand out in the broader universe as well. As an example, estimated five-year growth of book value per share adjusted for dividends was 17.0% per year for the Trust's holdings through 1995 versus only 10.7% per year for the Standard & Poor's 500 Stock Index, a widely used proxy for the market as a whole.

  When we do have a stock taken away by an acquirer, the price received is likely to be at a premium to the market as was the case when Warren Buffett's Berkshire Hathaway Corp. bid for the portion of GEICO that it did not already own. This low expense, highly profitable insurer, a substantial holding of the Trust, had performed very well over the long term on its own even before the acquisition excitement. As such, it typifies the type of situation the Trust's management favors most.

  PORTFOLIO COMPANY CHARACTERISTICS

  We have listed below the business descriptions and financial characteristics of companies represented by our common stock holdings. This year we have added a measure of historical price volatility called Beta. A Beta of less than one implies lower volatility than the market averages. As a result of the Trust's focus on well-managed companies in a growth industry, historically, our investors have been rewarded with above-average long-term returns and below-average volatility.

  At year end, our portfolio consisted of twenty-six companies, with historical annual growth of book value plus dividends approximating 17% compounded, yet selling at an attractive 12.5 times estimated 1996 earnings. If interest rates remain at current levels or go even lower, there will be a reduction in absolute growth rates for many companies in most industries. On a relative basis, however, top notch insurance businesses should do very well.

                                               BUSINESS               YEARS IN
  COMPANY NAME                                 DESCRIPTION            BUSINESS
  ----------------------------------------------------------------------------
                                               Life insurance,
                                               annuities, and
  American General Corp.                       consumer finance          69
  ----------------------------------------------------------------------------
                                               Group life and
                                               health, ordinary
                                               life, payroll
  American Heritage Life Investment Corp.      deduction                 38
  ----------------------------------------------------------------------------
                                               Largest U.S.
                                               international
  American International Group, Inc.           multi-line insurer        75
  ----------------------------------------------------------------------------
                                               Insurance and
  AON Corp.                                    insurance brokerage       76
  ----------------------------------------------------------------------------
                                               Specialty aviation
  AVEMCO Corp.                                 insurance                 35
  ----------------------------------------------------------------------------
                                               Major international
  The Chubb Corp.                              insurer                  113
  ----------------------------------------------------------------------------
                                               Major property and
                                               casualty
  Cincinnati Financial Corp.                   underwriter               44
  ----------------------------------------------------------------------------
                                               Personal lines
                                               insurance -- direct
  GEICO Corp.                                  writer                    59
  ----------------------------------------------------------------------------
                                               Largest United
  General Re Corp.                             States reinsurer          74
  ----------------------------------------------------------------------------
                                               Insurance and
                                               engineering
  Hartford Steam Boiler Insp. & Ins. Co.       services                 129
  ----------------------------------------------------------------------------
                                               Largest municipal
  MBIA Inc.                                    bond insurer              21
  ----------------------------------------------------------------------------
                                               World's largest
  Marsh & McClennan Companies                  insurance broker         124
  ----------------------------------------------------------------------------
                                               Regional auto
                                               insurance
  Mercury General Corp.                        underwriter               34
  ----------------------------------------------------------------------------
                                               Leading
  J.P. Morgan & Co., Inc.                      international bank       157
  ----------------------------------------------------------------------------
                                               Major property and
                                               casualty
  Ohio Casualty Corp.                          underwriter               76
  ----------------------------------------------------------------------------
                                               Specialty auto
                                               insurance
  The Progressive Corp.                        underwriter               58
  ----------------------------------------------------------------------------
                                               Life and health
                                               insurance,
  Protective Life Corp.                        annuities                 88
  ----------------------------------------------------------------------------
                                               Diversified
  Providian Corp.                              financial services        91
  ----------------------------------------------------------------------------
                                               Major multi-line
  SAFECO Corp.                                 insurer                   72
  ----------------------------------------------------------------------------
                                               Major property and
                                               casualty
  St. Paul Companies, Inc.                     underwriter              142
  ----------------------------------------------------------------------------
                                               Life insurance and
  Torchmark Corp.                              financial services        66
  ----------------------------------------------------------------------------
  UNUM Corp.                                   Disability insurer       147
  ----------------------------------------------------------------------------
                                               Major property and
                                               casualty
  USF&G Corp.                                  underwriter               99
  ----------------------------------------------------------------------------
                                               Life and health
                                               insurance,
  USLIFE Corp.                                 annuities                145
  ----------------------------------------------------------------------------
  Wachovia Corp.                               Superregional bank       116
  ----------------------------------------------------------------------------

                                                                                                 GREATER
                                                                                                  VALUE
                                                                                  LESS
                                                                                VOLATILITY
                                                               INCREASING
                                                               DIVIDENDS
                                                 RISING
                                                EARNINGS
                              HIGHER
                          PROFITABILITY
      FASTER
      GROWTH

    5-YEAR GROWTH                                                               STOCK PRICE
     BOOK VALUE           5-YEAR AVERAGE    OPERATING INCOME     DIVIDEND     VOLATILITY (BETA)   P/E RATIO
   PLUS DIVIDENDS        RETURN ON EQUITY    INCREASES IN      INCREASES IN      LESS THAN       LOWER THAN
    15% OR MORE*           15% OR MORE*      1994 AND 1995*    1994 AND 1995   MARKET AVERAGE    S&P 500 P/E
  ----------------------------------------------------------------------------------------------------------
                                                                      *              *              *
  ----------------------------------------------------------------------------------------------------------
              *                                      *                *              *              *
  ----------------------------------------------------------------------------------------------------------
              *                                      *                *              *
  ----------------------------------------------------------------------------------------------------------
              *                    *                 *                *              *              *
  ----------------------------------------------------------------------------------------------------------
                                                                      *                             *
  ----------------------------------------------------------------------------------------------------------
              *                                      *                *                             *
  ----------------------------------------------------------------------------------------------------------
              *                                      *                *              *              *
  ----------------------------------------------------------------------------------------------------------
              *                    *                 *                *              *
  ----------------------------------------------------------------------------------------------------------
              *                                      *                *              *              *
  ----------------------------------------------------------------------------------------------------------
                                                     *                *              *
  ----------------------------------------------------------------------------------------------------------
              *                    *                 *                *                             *
  ----------------------------------------------------------------------------------------------------------
              *                    *                 *                *              *              *
  ----------------------------------------------------------------------------------------------------------
              *                    *                                  *              *              *
  ----------------------------------------------------------------------------------------------------------
              *                    *                                  *              *              *
  ----------------------------------------------------------------------------------------------------------
              *                                      *                *              *
  ----------------------------------------------------------------------------------------------------------
              *                    *                 *                               *
  ----------------------------------------------------------------------------------------------------------
              *                    *                 *                *              *              *
  ----------------------------------------------------------------------------------------------------------
              *                    *                 *                *                             *
  ----------------------------------------------------------------------------------------------------------
              *                                                       *              *              *
  ----------------------------------------------------------------------------------------------------------
              *                                      *                *              *              *
  ----------------------------------------------------------------------------------------------------------
              *                    *                                  *              *              *
  ----------------------------------------------------------------------------------------------------------
                                                                      *              *              *
  ----------------------------------------------------------------------------------------------------------
                                                     *                               *              *
  ----------------------------------------------------------------------------------------------------------
                                                     *                *              *              *
  ----------------------------------------------------------------------------------------------------------
                                   *                 *                *              *              *
  ----------------------------------------------------------------------------------------------------------
*estimated

INVESTMENT RESULTS

By any measure, 1995 was an extraordinary year. For the fifth time in the past twenty years, the Trust rose more than 30% on a total return basis. At such a time, it is prudent to remind investors of the risks we all take in investing and suggest how to address those risks. One proven way to make market volatility an advantage is to dollar cost average investments; below, we show historical results of this investment strategy.

DOLLAR COST AVERAGING

Dollar cost averaging can be a useful tool whether you are investing to build savings, fund your children's education, or for retirement. Dollar cost averaging means investing the same amount of money on a regular schedule. By investing the same amount each time, your average cost per share will be lower than the average price paid because you buy more shares at lower prices.

Since dollar-cost averaging involves continuous investing regardless of price fluctuations, success requires that the investor have the willingness and means to follow through whatever direction the market takes. Moreover, it cannot protect against loss if the price of the security being purchased declines and does not recover. Listed below are the results of hypothetical $10,000 investments made at the beginning of each of the last twenty years. These results do not include the effect of sales charges prior to 1982 when the Trust became a 100% no-load fund.

                                           TWENTY-YEAR INVESTMENT RECORD
                             ANNUAL $10,000 INVESTMENTS -- ALL DISTRIBUTIONS REINVESTED

                                                                               CUMULATIVE VALUE OF SHARES ACQUIRED
                                                               ----------------------------------------------------------
YEAR     CUMULATIVE                          ANNUAL  CUMULATIVE   THROUGH      AS CAPITAL          AS           TOTAL
ENDED      ANNUAL     ANNUAL    CUMULTATIVE CAPITAL   CAPITAL     ANNUAL          GAIN          DIVIDEND       VALUE OF
12/31    INVESTMENTS  DIVIDENDS  DIVIDENDS   GAINS     GAINS    INVESTMENTS + DISTRIBUTIONS + DISTRIBUTIONS = INVESTMENT
-----    -----------  ---------  --------    --------  -------- -----------   -------------   -------------   ----------
1976       $ 10,000  $   350     $    350                        $ 13,286     $      0            $    386    $   13,672
1977         20,000      670        1,020  $   589   $    589      21,585          567               1,020        23,172
1978         30,000    1,267        2,287    1,782      2,371      31,670        2,485               2,305        36,460
1979         40,000    2,254        4,541    3,277      5,648      45,204        6,524               4,801        56,529
1980         50,000    3,372        7,913    5,257     10,905      51,433       11,459               7,894        70,786
1981         60,000    4,616       12,528    4,996     15,901      66,046       18,033              13,008        97,088
1982         70,000    5,959       18,488    4,312     20,212      76,546       22,666              19,651       118,863
1983         80,000    7,072       25,560    4,734     24,946      96,225       30,707              28,986       155,918
1984         90,000    7,930       33,490   11,086     36,032     109,345       43,856              38,408       191,609
1985        100,000    8,376       41,866   13,086     49,117     155,097       75,278              58,740       289,116
1986        110,000    8,768       50,634   18,669     67,786     165,822       94,879              67,158       327,859
1987        120,000    9,289       59,923   30,083     97,869     141,810      106,628              62,318       310,757
1988        130,000   11,832       71,755   42,666    140,535     150,371      148,400              72,317       371,088
1989        140,000   13,126       84,881   18,762    159,297     213,023      216,576             110,158       539,757
1990        150,000   14,535       99,416   16,885    176,182     193,164      204,566             108,913       506,643
1991        160,000   14,523      113,939   17,927    194,109     254,016      273,798             151,614       679,427
1992        170,000   13,836      127,775   18,685    212,793     322,393      352,993             200,095       875,481
1993        180,000   15,584      143,358   38,606    251,399     311,165      369,056             202,091       882,312
1994        190,000   16,785      160,144   33,317    284,715     290,839      367,524             199,162       857,525
1995        200,000   16,406      176,550   37,230    321,945     387,898      511,111             274,138     1,173,147

Past performance should not be considered a representation of the income or capital gain or loss which may be realized from an investment in the Trust today. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Achievement of objectives cannot be assured; however, the Trust's management seeks to reduce risks and to provide rewarding results through diversification and careful supervision of investments. The illustrations throughout this report do not take into account income taxes that might have been payable by a shareholder on distributions received or reinvested, or upon sale of the investment.

The Trust's objective is long-term growth of principal and income obtained through investment in a diversified portfolio including insurance companies, insurance brokers, and banks. The following charts compare the performance of the Trust over the past ten and twenty years, respectively, with the performance of the S&P 500, a leading unmanaged stock market index. Next, we show details on a per share basis.

   PERFORMANCE OF $10,000 INVESTMENT IN CENTURY SHARES TRUST AND THE S&P 500

AVERAGE ANNUAL TOTAL RETURN
1 Year    5 Year    10 Year
35.23%    16.68%    12.65%

Year                     1985      1986      1987      1988      1989      1990      1991      1992      1993      1994      1995
--------------------     ----      ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Century Shares Trust     10,000    10,961    10,082    11,664    16,520    15,224    20,021    25,424    25,333    24,346    32,922
S&P 500                  10,000    11,871    12,494    14,568    19,172    18,578    24,225    26,069    28,691    29,067    39,987

AVERAGE ANNUAL TOTAL RETURN
        20 Year
        15.14%

Year                     1975      1976      1977      1978      1979      1980      1981      1982      1983      1984      1985
--------------------     ----      ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Century Shares Trust     10,000    13,672    13,383    14,710    17,898    19,043    22,886    25,402    30,735    35,495    50,901
S&P 500                  10,000    12,393    11,509    12,267    14,585    19,319    18,369    22,327    27,364    29,086    38,320

Year                     1986      1987      1988      1989      1990      1991      1992      1993      1994      1995
--------------------     ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Century Shares Trust     55,792    51,316    59,369    84,084    77,493    101,909   129,411   128,948   123,921   167,577
S&P 500                  45,490    47,878    55,826    73,467    71,190    92,831     99,896   109,946   111,386   153,233

                                      TWENTY-YEAR INVESTMENT RECORD PER SHARE
                           INITIAL ONE SHARE INVESTMENT -- ALL DISTRIBUTIONS REINVESTED
-----------------------------------------------------------------------------------------------------------------
                                                      VALUE OF
YEAR          NUMBER OF                VALUE OF       REINVESTED    VALUE OF      TOTAL         ANNUAL TOTAL RETURN
ENDED           SHARES                 ORIGINAL         CAPITAL     REINVESTED   VALUE OF       -------------------
12/31           OWNED                   SHARE   +   DISTRIBUTIONS + DIVIDENDS = INVESTMENT        CST         S&P
-----         ---------                --------     -------------   ----------  ----------        ---         ---
1975             1.000                 $ 9.07         $      --     $     --      $  9.07          -- %       -- %
1976             1.029                  12.05              0.00          0.35       12.40         36.7       23.9
1977             1.087                  11.17              0.30          0.67       12.14         -2.1       -7.1
1978             1.191                  11.20              1.00          1.14       13.34          9.9        6.6
1979             1.336                  12.15              2.18          1.90       16.23         21.7       18.9
1980             1.526                  11.32              3.35          2.61       17.28          6.4       32.5
1981             1.706                  12.17              4.82          3.77       20.76         20.2       -4.9
1982             1.881                  12.25              5.73          5.06       23.04         11.0       21.6
1983             2.047                  13.62              7.35          6.91       27.88         21.0       22.6
1984             2.296                  14.02              9.63          8.55       32.20         15.5        6.3
1985             2.534                  18.22             15.43         12.52       46.17         43.4       31.8
1986             2.765                  18.30             18.47         13.83       50.60          9.6       18.7
1987             3.154                  14.76             19.41         12.38       46.55         -8.0        5.3
1988             3.683                  14.62             25.43         13.80       53.85         15.7       16.6
1989             3.927                  19.42             36.53         20.32       76.27         41.6       31.6
1990             4.179                  16.82             33.99         19.47       70.28         -7.8       -3.1
1991             4.395                  21.03             44.95         26.45       92.43         31.5       30.4
1992             4.571                  25.68             57.40         34.30      117.38         27.0        7.6
1993             4.865                  24.04             58.85         34.07      116.96         -0.4       10.1
1994             5.163                  21.77             57.66         32.97      112.40         -3.9        1.3
1995             5.415                  28.07             79.17         44.76      151.00         35.2       37.5
20-year total return                                                                           +1575.8%   +1431.9%

The dollar amount of shares accepted at the time reinvestment occurred was $47.71 for capital gains and $27.23 for income dividends. If capital gains distributions and dividends had been withdrawn in cash, the total dollar amount received would have been $16.05 and $9.89, respectively.

Note: Computation of results throughout this report assumes that initial purchases were made and income dividends were reinvested at the then effective net asset value (which is the Trust's current practice as a no-load fund) and not at offering prices which applied when the Trust's shares were sold with a sales charge prior to 1982.

  SHAREHOLDER QUESTIONS AND INFORMATION
  MANAGEMENT PHILOSOPHY

  Q.  What is the Trust's investment objective and management style?

  A. Established in 1928, Century Shares Trust is a no-load long-term growth of principal and income fund. Management emphasizes buying the stocks of high quality companies with above-average growth characteristics selling at a discount to the stock market's average price-earnings multiple.

  Q.  What are the advantages of a low turnover?

  A. Turnover refers to the switching from one security to another. A low portfolio turnover rate means that fewer brokerage commissions and trading costs are incurred. Additionally, other transaction costs, such as the difference between bid and asked prices, are reduced in a low transaction environment. Early identification of growth companies combined with low portfolio turnover may also provide the Trust's investors with higher compound investment returns and a deferral of capital gain taxes. The longer a growing investment is held the greater the after-tax advantage to a shareholder.

  Q. What is market timing? Is this strategy used in the Century Shares Trust portfolio?

  A. Market timing involves the forecasting of market cycles and the aggressive use of cash and short-term securities in an attempt to take advantage of market fluctuations. It is not an investment style practiced at Century Shares Trust. The management of the Trust focuses on long-term performance and tends to remain fully invested.

  FUND CHARACTERISTICS

  Q. Why do some publications classify Century Shares Trust as a specialty or "sector" fund rather than as a growth and income fund which would be a more accurate description?

  A. Such classifications are determined by mutual fund rating services such as Lipper Analytical Services, Inc., Morningstar and Value Line. The Trust's charter requires that funds be invested in the capital stock of foreign or domestic insurance companies, banks and trust companies, insurance brokerage firms and other companies engaged in providing services to, or in businesses closely related to, insurance companies and banks.

  Q.  Why does the Trust specialize in the insurance industry?

  A. The insurance industry is a major growth industry, having grown at a pace 21% faster than that of the overall U.S. economy during the past twenty years. Assets of the industry are approximately $2.9 trillion. By concentrating on the best companies in such a market, the Trust has been able to generate returns of 35.2%, 116.3%, 229.2% and 1,575.8% for the past one, five, ten and twenty year periods ending December 31, 1995.

  Q. How do the Trust's long-term investment results compare with those of other mutual funds?

  A. According to Lipper Analytical Services, Inc., the Trust has outperformed more than two-thirds of all growth and income mutual funds, 65% of all equity mutual funds, and more than two-thirds of all mutual funds that have been in business over the past twenty years. Full details of the Trust's results are shown on pages 6 and 7 of this report.

  Q.  Have these results been achieved by investing in volatile stocks?

  A. No. While all securities fluctuate in value, 84% of our present holdings have a lower Beta (less volatility) than the market average as shown on page 5.

  INVESTOR INFORMATION AND SERVICES

  Q.  When I have a question or would like a prospectus, whom do I call?

  A. Representatives of Century Shares Trust are committed to offering exceptional service and are available to take your calls. The Trust's toll-free number is (800) 321-1928; or call the shareholder hotline at (800) 303- 1928 for questions about your account.

  Q.  How do I find Century Shares Trust's price per share?

  A. The Trust's per share price is listed daily in the Wall Street Journal and all other newspapers quoting mutual fund prices. The Trust usually appears in the mutual funds columns as "CNT SHS" or "Century Sh." You may also call the shareholder hotline, (800) 303-1928, for the daily share price.

  Q.  What is dollar-cost averaging?

  A. Dollar-cost averaging is investing the same amount of money on a regular schedule. By investing the same amount on a regular basis rather than a lump sum all at once, your cost per share will be lower than the average price paid because you buy more shares at lower prices. Thus, you actually take advantage of price fluctuations. The Trust offers an AUTOMATIC INVESTING plan for investors who choose to have their investment deducted from their bank account monthly, quarterly or when making a telephone purchase.

  Q. Can I reinvest my Capital Gains and Dividends in additional shares of the Trust?

  A. Automatic reinvestment of distributions easily ranks as the most popular service offered shareholders. Recognizing the importance of maintaining their interest in the Trust's assets, income and dividend payments, approximately 92% of shareholders currently elect to accept capital gain distributions in additional shares. This service is especially appropriate for investors who want to build their capital investment and future income. Conversion to automatic reinvestment at no extra cost is simple and can be accomplished by writing the Trust.

  Q.  Does the Trust offer Individual Retirement Accounts (IRA)?

  A. Century Shares Trust offers a tax-sheltered Individual Retirement Account. There is no charge to open an IRA, and our low annual maintenance fee is $10.00.

  Q. I need income from my investment every month for budgeting purposes. Does the Trust offer such a plan?

  A. For those investors who need or prefer a check each month for budgeting purposes, the Trust offers a program called CHECK-A-MONTH.

  Q. Does the Trust offer accounts that can help save for my children's education?

  A. With college expenses continually rising, investors may wish to take advantage of the Trust's Uniform Transfers to Minors Act (UTMA) and Uniform Gifts to Minors Act (UGMA) custodial accounts.

  MANAGEMENT

  Century Shares Trust is managed by its investment adviser, Century Capital Management, Inc., which provides all investment advisory and management functions. The Trust's activities are supervised by the Trustees: Chairman, Allan W. Fulkerson, William O. Bailey, John E. Beard, William W. Dyer, Jr. and Ernest E. Monrad. Listed below are biographical sketches of the Adviser's principal officers.

  ALLAN W. FULKERSON

  Mr. Fulkerson is President and a Director of Century Capital Management, Inc. and Chairman of Century Shares Trust. After earning a B.A. at Williams College in 1954, Mr. Fulkerson was associated with H.C. Wainwright & Co. and Vance Sanders & Company. He joined Century Shares Trust in 1966, became a Trustee in 1969, and was named Chairman in 1976. Mr. Fulkerson's insurance industry affiliations include serving as a director of numerous companies. He is a member of the Boston Society of Security Analysts and the Association of Insurance and Financial Analysts.

  WILLIAM W. DYER, JR.

  Mr. Dyer is Vice President and a Director of Century Capital Management, Inc. and a Trustee of Century Shares Trust. He joined Century Shares Trust in 1976 after twenty years with H.C. Wainwright & Co., as the insurance industry analyst, and became a Trustee in 1977. He earned a B.A. from Brown University in 1956. Mr. Dyer serves as a director of several insurance-related companies and is a member of the Boston Security Analysts Society and the Association of Insurance and Financial Analysts.

  RICHARD F. COOK, JR.

  Mr. Cook is Vice President and a Director of Century Capital Management, Inc. Mr. Cook joined Century Shares Trust in 1985, having worked previously with the General Electric Credit Corporation and the General Electric Mortgage Insurance Companies. Prior to joining General Electric, he was an attorney with the law firm of Curtis, Mallet-Prevost, Colt and Mosle. Mr. Cook is a 1973 graduate of Williams College and a member of Phi Beta Kappa. He also received an M.B.A. from Columbia University and a J.D. from Vanderbilt University School of Law in 1979.

  RICHARD J. FREEMAN

  Mr. Freeman is Vice President of Century Capital Management, Inc. Prior to joining Century Shares Trust in 1993, Mr. Freeman served as Director of Research at Kemper's Selected Financial Services subsidiary. Mr. Freeman received a B.A. in 1975 and an M.B.A. in 1977 from Michigan State University. He also received a M.S. in Accountancy from Western Michigan University in 1980. Mr. Freeman is a Chartered Financial Analyst, a member of the Boston Security Analysts Society and the Association of Insurance and Financial Analysts.

 [PHOTO]
  From left to right: Richard F. Cook, Jr., William W. Dyer, Jr., Allan W. Fulkerson and Richard J. Freeman.

  PORTFOLIO OF INVESTMENTS -- December 31, 1995

  COMMON STOCKS: INSURANCE COMPANIES -- 88.1%

             SHARES                                               VALUE
             ------                                               -----
              100,000        American General Corp. ..        $  3,487,500
                             American Heritage Life
              225,000        Investment Corp. ........           5,146,875
                             American International
              210,000        Group, Inc. .............          19,425,000
              345,000        AON Corp. ...............          17,206,875
              194,600        AVEMCO Corp. ............           3,113,600
              183,000        AVEMCO Corp.* ...........           2,781,600
              140,000        The Chubb Corp. .........          13,545,000
                             Cincinnati Financial
              241,500        Corp. ...................          15,757,875
              167,000        GEICO Corp. .............          11,669,125
              120,000        General Re Corp. ........          18,600,000
              107,500        Hartford Steam Boiler
                             Inspection and Insurance
                             Company .................           5,375,000
               75,000        Marsh & McLennan
                             Companies ...............           6,656,250
              195,000        MBIA Inc. ...............          14,625,000
              150,000        Mercury General Corp. ...           7,162,500
              348,000        Ohio Casualty Corp. .....          13,485,000
              300,000        The Progressive Corp. ...          14,662,500
              170,000        Protective Life Corp. ...           5,312,500
              170,000        Providian Corp. .........           6,927,500
              380,000        SAFECO Corp. ............          13,110,000
              250,000        St. Paul Companies, Inc.           13,906,250
              265,000        Torchmark Corp. .........          11,991,250
              100,000        UNUM Corp. ..............           5,500,000
              240,000        USF&G Corp. .............           4,050,000
              150,000        USLIFE Corp. ............           4,481,250
                                                               -----------
                                                               237,978,450
                                                               -----------
  COMMON STOCKS: BANKING INSTITUTIONS -- 5.2%

              100,000        J.P. Morgan & Co., Inc. .           8,025,000
              130,000        Wachovia Corp. ..........           5,947,500
                                                               -----------
                                                                13,972,500
                                                               -----------
  MISCELLANEOUS SECURITIES -- .1% ....................             335,000
                                                               -----------
  TOTAL INVESTMENTS IN COMMON STOCKS -- 93.4%
    (Identified cost, $90,599,849) ...................         252,285,950
                                                               -----------
  CONVERTIBLE SECURITIES -- .3%
  FACE AMOUNT
  -----------
                             NAC Re Cv. Deb., 5.25%,
           $1,000,000        due 12/15/02** ..........             970,000
                                                               -----------
  TOTAL CONVERTIBLE SECURITIES (Identified cost,
  $1,000,000) ........................................             970,000
  --------------
  FIXED INCOME -- .4%
                             U.S. Treasury Note,
           $1,000,000        5.625%, due 8/31/97 .....           1,006,250
                                                               -----------
  TOTAL FIXED INCOME (Identified cost, $1,030,625) ...           1,006,250
                                                               -----------
  CASH EQUIVALENTS -- 5.9%

          $15,982,000        State Street Bank and
                             Trust Eurodollar Time
                             Deposit, at cost
                             approximating value,
                             maturity 1/2/96  ........          15,982,000
                                                               -----------
  TOTAL INVESTMENTS -- 100% (Identified cost,
  $108,612,474) ......................................        $270,244,200
                                                              ============
   *Restricted security (see Note 6)
  **Security exempt from registration under Rule 144A

                       See notes to financial statements.

  FINANCIAL STATEMENTS
  STATEMENT OF ASSETS AND LIABILITIES -- December 31, 1995
  ------------------------------------------------------------------------
  ASSETS:
  Investments, at value (Note 1A) (Identified cost,
  $108,612,474) ......................................        $270,244,200
  Cash ...............................................                 166
  Dividends and interest receivable ..................             590,020
  Receivable for Trust shares sold ...................             137,405
  Prepaid expenses ...................................              10,734
                                                               -----------
          Total assets ...............................         270,982,525
  LIABILITIES:
  Capital gain distribution payable         $1,284,078
  Payable for investments purchased          2,142,611
  Payable for Trust shares
  repurchased ......................           149,498
  Accrued investment adviser fee
  (Note 5) .........................           149,628
  Accrued expenses and other
  liabilities ......................            75,875
                                        --------------
          Total liabilities ..........................           3,801,690
                                                               -----------
  NET ASSETS (Note 3) ................................        $267,180,835
                                                               ===========
  Per share net asset value, offering price and
  redemption price ($267,180,835 / 9,519,331 shares
  of $1.00 par value capital stock outstanding)
  (Note 2) ................                                      $28.07
                                                                 ======

  STATEMENT OF OPERATIONS -- Year Ended December 31, 1995
  ------------------------------------------------------------------------
  INVESTMENT INCOME:
    Income:
      Dividends ......................................        $  5,501,199
      Interest .......................................             308,127
                                                              ------------
          Total income ...............................           5,809,326
    Expenses:
      Investment adviser fee (Note 5)       $1,609,254
      Non-interested trustees'
        remuneration ...............            44,219
      Transfer agent ...............           208,343
      Custodian ....................            49,739
      Insurance ....................            20,280
      Audit ........................            76,348
      Legal ........................            25,803
      Registration costs ...........            38,796
      Printing and other ...........            80,308
                                            ----------
          Total expenses .............................           2,153,090
                                                              ------------
              Net investment income ..................           3,656,236
                                                              ------------
  REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

    Net realized gain from investment transactions ...           8,638,210
    Increase in net unrealized appreciation of
      investments ....................................          56,383,215
                                                              ------------
              Net realized and unrealized gain on
                investments ..........................          65,021,425
                                                              ------------
  Net increase in net assets resulting from operations        $ 68,677,661
                                                              ============
                       See notes to financial statements.

  STATEMENT OF CHANGES IN NET ASSETS

  ------------------------------------------------------------------------
                                          YEAR ENDED DECEMBER 31,

                                       ----------------------------------
                                         1995                  1994
                                        -----------           -----------
  INCREASE (DECREASE) IN NET ASSETS:
  Operations:

    Net investment income ....         $  3,656,236          $  4,215,734
    Net realized gain on
      investment transactions             8,638,210             8,029,478
    Increase (decrease) in net
      unrealized appreciation of
      investments ............           56,383,215           (21,558,529)
                                        -----------           -----------
    Net increase (decrease) in
      net assets resulting from
      operations ...............         68,677,661            (9,313,317)
  Net equalization (Note 1C) .              (16,684)             (125,980)
  Distributions to shareholders:
    Net investment income ....           (3,698,990)           (4,151,984)
    Realized gain from
      investment transactions            (8,521,998)           (8,029,478)
    In excess of net realized
      gain on investment
      transactions ...........            --                      (28,953)
  Trust share transactions --
    net (Note 2) .............            4,837,054           (15,227,296)
                                        -----------           -----------
      Total increase (decrease)          61,277,043           (36,877,008)
  NET ASSETS:
    At beginning of year .....          205,903,792           242,780,800
                                        -----------           -----------
    At end of year (including
      accumulated distributions
      in excess of net investment
      income of  $234,389 and
      $168,466, respectively) ..       $267,180,835          $205,903,792
                                       ============          ============

FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------------
                                                        1995          1994          1993          1992          1991
                                                       ------        ------        ------        ------        ------
NET ASSET
VALUE, beginning of year ..........................   $21.77        $24.04        $25.68        $21.03        $16.82
                                                      ------        ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...........................   $  .41        $  .44        $  .43        $  .48        $  .44
  Net realized and unrealized gain (loss) on
    investments ...................................     7.22         (1.38)         (.52)         5.15          4.81
                                                      ------        ------        ------        ------        ------
    Total income from investment operations .......   $ 7.63        $ (.94)       $ (.09)       $ 5.63        $ 5.25
                                                      ------        ------        ------        ------        ------
LESS DISTRIBUTIONS:
  From net investment income ......................   $ (.41)       $ (.45)       $ (.45)       $ (.42)       $ (.47)
  From net realized gain on investment
    transactions...................................     (.92)         (.88)        (1.10)         (.56)         (.57)

  In excess of net realized gain on investment
    transactions ..................................     --            --*           --            --            --
                                                      ------        ------        ------        ------        ------
    Total distributions ...........................   $(1.33)       $(1.33)       $(1.55)       $ (.98)       $(1.04)
                                                      ------        ------        ------        ------        ------
NET ASSET VALUE, end of year ......................   $28.07        $21.77        $24.04        $25.68        $21.03
                                                      ======        ======        ======        ======        ======

TOTAL RETURN ......................................    35.2%        (3.9)%        (0.4)%         27.0%         31.5%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000 omitted) ........... $267,181      $205,904      $242,781      $260,265      $157,942
  Ratio of expenses to average net assets .........    0.94%         1.01%         0.82%         0.84%         0.95%
  Ratio of net investment income to
    average net assets ............................    1.60%         1.93%         1.72%         1.84%         2.28%
PORTFOLIO TURNOVER RATE ...........................       5%            2%           19%            5%            0%

*Distributions in excess of net realized gain on investment transactions were $.004.

                                               See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES -- The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Security Valuations -- Securities listed on national securities exchanges are valued at closing prices. Unlisted securities or listed securities for which closing prices are not available are valued at the latest bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value.

B. Federal Taxes -- It is the Trust's policy to comply with the provisions of the Internal Revenue Code applicable to investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary.

C. Equalization -- The Trust follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Trust shares equivalent, on a per-share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or repurchases of Trust shares.

D. Other -- Investment security transactions are accounted for on the date the securities are purchased or sold. Gain or loss on sales is determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Shares issuable to shareholders electing to receive income dividends and capital gain distributions in shares are recorded on the ex-dividend date.

(2) TRUST SHARES -- At December 31, 1995, 9,519,331 shares were outstanding. The number of authorized shares of $1.00 par value is unlimited.

Transactions in Trust shares were as follows:

                                                      YEAR ENDED                              YEAR ENDED
                                                  DECEMBER 31, 1995                      DECEMBER 31, 1994
                                      ---------------------------------      ----------------------------------
                                        SHARES              AMOUNT             SHARES              AMOUNT
                                        ------              ------             ------              ------
  Sold ..................                1,797,676         $47,919,634            942,789         $ 21,839,812
  Issued to shareholders in reinvestment
    of distributions from:
      Net investment income  .........      96,658           2,568,585            128,914            2,899,528
      Realized gain on investment
        transactions ......                257,855           7,237,989            312,817            6,810,028
                                         ---------         -----------            -------         ------------
                                         2,152,189          57,726,208          1,384,520           31,549,368
  Repurchased ...........               (2,093,096)        (52,889,154)        (2,025,359)         (46,776,664)
                                         ---------         -----------            -------         ------------
       Net increase (decrease) .....        59,093         $ 4,837,054           (640,839)        $(15,227,296)
                                          ========         ===========         ==========         ============

(3) SOURCES OF NET ASSETS -- At December 31, 1995, net assets consisted of:
    Capital paid-in ...................................................................           $106,070,314
    Accumulated distributions in excess of net investment income  ......................              (234,389)
    Accumulated distributions in excess of net realized gain on investment transactions               (286,816)
    Unrealized appreciation in value of investments ....................................           161,631,726
                                                                                                  ------------
      Net assets applicable to outstanding capital stock ...............................          $267,180,835
                                                                                                  ============

Statement of Position (SOP) 93-2; Determination, Disclosure and Financial Statement Presentation of Income, Capital Gains and Return of Capital Distributions by Investment Companies requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. The effect of the SOP for the year ended December 31, 1995 was to increase distributions in excess of net investment income by $6,485, decrease accumulated undistributed net realized gains by $374,075, and increase paid-in capital by $380,560. This adjustment results from permanent differences arising from differing financial statement and tax treatment of equalization. Net investment income, net realized gains and net assets were not affected by this change. At December 31, 1995, the differences in financial statement and tax balances of accumulated distributions in excess of net investment income and accumulated distributions in excess of net realized gain on investment transactions result from temporary differences primarily due to the differing financial statement and tax treatment of equalization and post-October losses.

(4) INVESTMENT SECURITY TRANSACTIONS -- Other than U.S. Government obligations and certificates of deposit, purchases and sales of investment securities aggregated $11,170,738 and $25,296,009, respectively, during the year ended December 31, 1995. At December 31, 1995, the cost of investments for federal tax purposes was $108,700,714. Net unrealized appreciation for all securities at that date was $161,543,486. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $162,595,390 and aggregate gross unrealized depreciation for all securities in which there was an excess tax cost over market value of $1,051,904. Additionally, the Trust has elected to treat capital losses of $198,576, attributable to securities transactions after October 31, 1995, as having been incurred on the first day of the Trust's next taxable year.

(5) INVESTMENT ADVISER FEE -- The investment adviser fee is earned by Century Capital Management, Inc. ("CCM"), as compensation for providing investment advisory, management and administrative services to the Trust. CCM receives a monthly fee equal on an annualized basis to 0.7% of the first $250 million and 0.6% of the amounts exceeding $250 million of the Trust's net asset value. For the year ended December 31, 1995, the fee amounted to $1,609,254. Officers and Trustees of the Trust who are employed by CCM receive remuneration for their services out of such investment adviser fee.

(6) RESTRICTED SECURITY -- At December 31, 1995, the Trust owned 183,000 shares of AVEMCO Corp., acquired on October 1, 1993, at a cost of $3,202,500, which are restricted as to resale. The value of this security, which is approximately 95% of the market value per share of the valued unrestricted shares of AVEMCO Corp., is determined in good faith by or at the direction of the Trustees. The Trust may not invest more than 15% of its net assets in investments which are not readily marketable.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of Century Shares Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Century Shares Trust as of December 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1995 and 1994, and the financial highlights for each of the years in the five-year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Century Shares Trust at December 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 19, 1996

FEDERAL INCOME TAX INFORMATION

The federal tax status of distributions per share in 1995 is as follows:

                                      TAXABLE AS                TAXABLE AS LONG-
    DATE PAID                         DIVIDENDS                TERM CAPITAL GAIN
    ---------                         ---------                -----------------
    June 27, 1995 ..........             $.21
    December 22, 1995.......              .20
    December 29, 1995....                                             $.92
                                         ----                         ----
        Total ...............            $.41                         $.92
                                         ====                         ====

An amount equal to $.41 per share of the dividends listed above will qualify for the dividends received deduction for corporate shareholders provided by the Internal Revenue Code. The capital gain distribution of $.92 per share is taxable in 1995 as a long-term capital gain, whether received in cash or shares and irrespective of the period shareholders may have held shares of the Trust.

                                ----------------

Capital gain distributions since 1952 have been paid, at the option of each shareholder, either in cash or shares of the Trust. The amount of such distributions and tax basis of shares issued are shown below.

FEDERAL TAX BASIS OF SHARES ISSUED IN PAYMENT OF CAPITAL GAIN DISTRIBUTIONS

               PER SHARE(a)                              PER SHARE
         ---------------------------               ---------------------------
           AMOUNT OF                                 AMOUNT OF
           CAPITAL        TAX COST                   CAPITAL       TAX COST
             GAIN         BASIS OF                     GAIN        BASIS OF
         DISTRIBUTION  SHARES ISSUED               DISTRIBUTION  SHARES ISSUED
         ------------  -------------               ------------  -------------
1952       $.04 1/3     $ 5.25 1/3    1975            $  .29        $ 8.32
1953          --             --       1976                --           --
1954        .08 1/3       5.62        1977               .30         11.62
1955        .20 2/3       7.91 2/3    1978               .60         10.41
1956        .27 1/3       8.29 1/3    1979               .79         10.40
1957        .26           7.32 2/3    1980               .96         11.06
1958        .21           6.85 1/3    1981               .70         10.64
1959        .16 1/3       9.35 2/3    1982               .49         11.70
1960        .26           9.34        1983               .45         11.71
1961        .41           9.58        1984               .91         12.69
1962        .46          13.35        1985               .91         13.04
1963        .15          13.20        1986(1-2-86)       .71         17.43
1964        .23          15.49        1986(12-30-86)     .40         18.25
1965        .30          14.89        1987              1.61         14.75
1966        .37          13.67        1988              1.90         14.58
1967        .30          11.09        1989               .71         18.73
1968        .30           9.67        1990               .58         16.72
1969        .38          12.42        1991               .57         20.91
1970        .35          11.05        1992               .56         25.72
1971        .30          11.77        1993              1.10         24.04
1972        .35          13.72        1994               .88         21.77
1973        .54          15.94        1995               .92         28.07
1974        .51          12.85                        ______
                                   Total since 1952   $22.79

(a) Adjusted for the 3 for 1 stock split on March 9, 1959

                                ----------------

  This annual report is submitted for the general information of the shareholders of the Trust. It is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective prospectus.

                              CENTURY SHARES TRUST
                               One Liberty Square
                          Boston, Massachusetts 02109
                           617-482-3060  800-321-1928

                              Shareholder Hotline
                              -------------------
                                  800-303-1928



                             Officers and Trustees
                    Allan W. Fulkerson, Trustee and Chairman
                           William O. Bailey, Trustee
                             John E. Beard, Trustee
                         William W. Dyer, Jr., Trustee
                           Ernest E. Monrad, Trustee
                        Richard F. Cook, Jr., Secretary

                               Investment Adviser
                        Century Capital Management, Inc.

                                    Auditors
                             Deloitte & Touche LLP

                          Custodian and Transfer Agent
                      State Street Bank and Trust Company

                                 Legal Counsel
                                 Palmer & Dodge